UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Consent Solicitation Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Member:

Sodali & Co is assisting AllianceBernstein with a consent solicitation ending August 10, 2026. Equitable Holdings plans to merge with Corebridge Financial, which is not expected to affect AB’s services or strategy.

Please read the Consent Solicitation Statement in full before completing this Consent Form.

The Consent Solicitation Statement and this Consent Form are available at https://proxyvotinginfo.com/p/abconsent

PLEASE BE SURE TO SIGN, DATE, PDF AND RETURN THIS CONSENT FORM ON OR BEFORE THE CONSENT DEADLINE. Note, please include the Sodali control number listed in this email on your consent form.

Email: abconsent@client.sodali.com

THIS CONSENT FORM IS VALID ONLY WHEN SIGNED AND DATED BY A DULY AUTHORIZED REPRESENTATIVE.

Regards,

Sodali on behalf of Alliance Bernstein